Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 11, 2021, between Xeris Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and permitted assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company desires to sell to Purchasers, and Purchasers desire to purchase from the Company, the securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.1(j).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Applicable Laws” means, with respect to any Person, the common law and any federal, provincial, state, territorial, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees or settlement agreements (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of, any Governmental Authority, including all Health Care Laws, in each case whether or not having the force of law and, in each case, that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by Applicable Law to remain closed; provided, however, for clarification, commercial banks shall not be deemed to be authorized or required by Applicable Law to remain closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York generally are open for use by customers on such day.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than March 15, 2021.

“Common Stock” means the common stock of the Company, $0.0001 par value per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Goodwin Procter LLP.

“Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

“Disclosure Time” means 8:00 a.m. (New York City time) on March 11, 2021.

“DWAC” shall have the meaning ascribed to such term in Section 2.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Form 10-K” shall have the meaning ascribed to such term in Section 3.1.

“Fundamental Representations” means the representations and warranties made by the Company in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(d), 3.1(e), 3.1(f), 3.1(g), 3.1(h), 3.1(n), 3.1(o), 3.1(p), 3.1(q), 3.1(r), 3.1(t), 3.1(u), and 3.1(v).

“GAAP” shall have the meaning ascribed to such term in Section 3.1(h).

“Governmental Authority” means any federal, state, foreign or international government, regulatory or administrative agency, any state or other political subdivision thereof having jurisdiction over the Company or any Subsidiary, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing. For the avoidance of doubt, Governmental Authority shall include the SEC, the Principal Market, the Financial Industry Regulatory Authority and any agency, branch or other governmental body, entity or panel charged with the responsibility and/or vested with the authority to administer and/or enforce any Health Care Laws, including any Medicare or Medicaid administrators, contractors, intermediaries or carriers.

“Health Care Laws” means all Applicable Laws relating to the provision and/or administration of, and/or payment for, health care services, items and supplies including, without limitation, Applicable Laws related to: (a) fraud and abuse, including, without limitation, the federal Anti-Kickback Statute (42 U.S.C. §1320a-7b(b)), the Eliminating Kickbacks in Recovery Act of 2018 (18 U.S.C. § 220), the Stark Law (42 U.S.C. §1395nn), the civil False Claims Act (31 U.S.C. §§ 3729 et seq.), the criminal False Claims Act 18 U.S.C. § 287, the False Statements Relating to Health Care Matters Act (18 U.S.C. § 1035), the Health Care Fraud Act (18 U.S.C. § 1347), the Program Fraud Civil Remedies Act (31 U.S.C. §§ 3801-3812), the Anti-Kickback Act of 1986 (41 U.S.C. §§ 51-58), the Laws regarding Exclusion and Civil Monetary Penalties (42 U.S.C. §§ 1320a-7, 1320a-7a and 1320a-7b), the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (Pub. L. No. 108-173), and any state, commonwealth or local laws similar to any of the foregoing; (b) the Patient Protection and Affordable Care Act (Pub. L. No. 111-148) and the Health Care and Education Reconciliation Act of 2010 (Pub. L. No. 111-152); (c) Medicare, Medicaid, CHAMPVA, TRICARE, the State Children’s Health Insurance Program (Title XXI of the Social Security Act), and any other Third Party Payor Programs; (d) the licensure, permitting, registration or regulation of healthcare providers, suppliers, professionals, facilities or payors; (e) patient health care; (f) quality, safety certification and accreditation standards and requirements; (g) billing, coding or the submission or payment of claims or collection of accounts receivable or refund of overpayments; (h) HIPAA; (i) the practice of medicine and other health care professions or the organization of medical or professional entities; (j) state kickback, fee-splitting, false claims, or self-referral prohibitions; (k) the Federal Controlled Substances Act (21 U.S.C. 801 § et. seq., and all rules and regulations of the United States Drug Enforcement Administration), the federal Food Drug and Cosmetic Act (21 U.S.C. §§ 301 et seq.), including current Good Manufacturing Practices, and similar standards of the United States Food and Drug Administration, and any related state laws and regulations; (l) the Clinical Laboratory Improvement Amendments and the regulations promulgated thereunder and similar state laws; (m) the provision of free or discounted care or services; (n) laws and regulations regulating the generation, transportation, treatment, storage, disposal and other handling of medical or radioactive waste; and (o) any and all other applicable health care laws, regulations, and manual provisions, policies and administrative guidance, each of clauses (a) through (o) as may be amended, modified or supplemented from time to time and any successor statutes thereto and regulations promulgated thereunder from time to time.

“HIPAA” means the (a) Health Insurance Portability and Accountability Act of 1996; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) any Applicable Law regulating the privacy and/or security of individually identifiable health information, including, without limitation, state laws providing for notification of breach of privacy or security of individually identifiable health information, in each case with respect to the Applicable Laws described in clauses (a), (b) and (c) of this definition, as the same may be amended, modified or supplemented from time to time, any successor statutes thereto, any and all rules or regulations promulgated from time to time thereunder.

“Incorporated Documents” means the documents or portions thereof filed with the SEC on or prior to the Effective Date that are incorporated by reference in the Registration Statement or the Prospectus and any documents or portions thereof filed with the SEC after the Effective Date and prior to the date hereof that are deemed to be incorporated by reference in the Registration Statement or the Prospectus.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).

“Material Permits” shall have the meaning ascribed to such term in Section 3.1(l).

“Per Share Purchase Price” means $4.12.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Principal Market” means the Nasdaq Global Select Market.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the base prospectus contained in the Registration Statement at the first time that the Registration Statement became effective on the Effective Date.

“Prospectus Supplement” means the supplement to the Prospectus with respect to the Shares complying with Rule 424(b) of the Securities Act that is filed with the SEC.

“Purchaser Party” shall have the meaning ascribed to such term in Section 4.5.

“Registration Statement” means the shelf registration statement filed with the SEC (file No. 333-233061), which registers Common Stock, preferred stock, debt securities, warrants and units of the Company, including the Incorporated Documents, exhibits and financial statements, and the Prospectus Supplement.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC” means the United States Securities and Exchange Commission.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include locating and/or borrowing Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares purchased hereunder as specified on Exhibit 1 attached hereto and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any majority-owned subsidiary of the Company.

“Trading Day” means a day on which the Principal Market is open for trading.

“Transaction Documents” means this Agreement, all exhibits and schedules hereto and any other documents or agreements executed by the Company in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A., the current transfer agent of the Company, with a mailing address of 250 Royall Street, Canton, Massachusetts 02021, and any successor transfer agent of the Company.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, an aggregate of 6,553,398 Shares at the Per Share Purchase Price and allocated in the amounts set forth on Exhibit 1. Each Purchaser’s Subscription Amount as set forth on Exhibit 1 shall be made available for “Delivery Versus Payment” settlement with the Company or its designee. The Company shall deliver to each Purchaser its respective Shares as determined pursuant to Section

2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction or waiver of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Katten Muchin Rosenman LLP or such other location as the parties shall mutually agree. Settlement of the Shares shall be effected by crediting the account of each Purchaser’s prime broker with The Depositary Trust Company, through its Deposit/Withdrawal at Custodian (“DWAC”) system, with the Shares purchased by such Purchaser.

2.2 Deliveries.

(a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a legal opinion of Company Counsel in a form reasonably acceptable to the Purchasers;

(ii) the Company’s wire instructions, on Company letterhead and executed by the Company’s Chief Executive Officer or Chief Financial Officer;

(iii) a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver the Shares on an expedited basis via DWAC as provided in Section 2.1; and

(iv) the Prospectus and Prospectus Supplement.

(b) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company such Purchaser’s Subscription Amount, which shall be made available for “Delivery Versus Payment” settlement with the Company or its designee.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met or waived:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless made as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed in all material respects; and

(iii) the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met or waived:

(i) the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless made as of a specific date therein in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Company’s Principal Market, and, at any time from the date hereof to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any national securities exchange, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Shares at the Closing.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except (a) other than for purposes of the Fundamental Representations, as specifically disclosed in the Company’s annual report on Form 10-K for the year ended December 31, 2020 (the “Form 10-K”), as filed with the SEC on March 9, 2021 (excluding any disclosures set forth under the heading “Risk Factors” or disclosure of risks set forth in any “forward-looking statements” disclaimer, or disclosures in any other statements that are similarly cautionary or predictive in nature), or (b) as set forth in the Disclosure Schedules delivered by the Company to the Purchasers concurrently herewith (the “Disclosure Schedules”), which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules and any other representation to the extent that the applicability of any such disclosure contained in the Disclosure Schedules is reasonably apparent on its face (notwithstanding the absence of a specific cross reference), the Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to the Purchasers:

(a) Subsidiaries. All of the direct and indirect subsidiaries of the Company required to be disclosed in an exhibit to the Company’s Annual Report on Form 10-K are set forth on an exhibit to the Company’s most recent Annual Report on Form 10-K filed with the SEC. Except as set forth in the Registration Statement , the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens (except for Liens pursuant to the Company’s senior secured loan facility disclosed in the Form 10-K), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

(b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing (or its foreign equivalent) under the Applicable Law of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to be in good standing (or its foreign equivalent) would not have or reasonably be expected to result in a Material Adverse Effect (as defined below). Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its certificate of incorporation or other similar organizational documents, as applicable. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to have or result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders (under Applicable Law, the rules of the Principal Market or otherwise) in connection with the Required Approvals.

This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Applicable Law of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Applicable Law relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by Applicable Law.

(d) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Shares and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate of incorporation or other similar organizational documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, anti-dilution or similar adjustments, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any Applicable Law of any Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filings required pursuant to Section 4.1 of this Agreement, (ii) the filing with the SEC of the Prospectus Supplement, (iii) the filing of application(s) to, and approval by, the Principal Market for the listing of the Shares for trading thereon in the time and manner required thereby, and (iv) the filing of Form D with the SEC (collectively, the “Required Approvals”).

(f) Issuance of the Shares; Registration. The Shares are duly authorized and, when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, will not have been issued in violation of, and will not be subject to, any preemptive or similar rights, will not be subject to any restrictive legends or stop transfer instructions and will be freely tradeable by Persons that are not Affiliates of the Company. The Company has reserved from its duly authorized capital stock a sufficient number of Shares issuable pursuant to this Agreement. The Company has prepared and filed the Registration Statement in conformity with the requirements of the Securities Act, which became effective on August 21, 2019 (the “Effective Date”), including the Prospectus, and such amendments and supplements thereto as may have been required to the date of this Agreement. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the SEC and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the SEC. The Company, if required by the rules and regulations of the SEC, shall file the Prospectus Supplement with the SEC pursuant to Rule 424(b). At the time the Registration Statement and any amendments thereto became effective, at the date of this Agreement and at the Closing Date, the Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company was at the time of the filing of the Registration Statement eligible to use Form S-3. The Company is eligible to use Form S-3 under the Securities Act and it meets the transaction requirements with respect to the aggregate market value of the Shares being sold pursuant to this offering and during the twelve (12) months prior to this offering, as set forth in Form S-3.

(g) Capitalization. The authorized and outstanding capitalization of the Company consists of 150,000,000 authorized shares of Common Stock, of which 59,764,999 shares are issued and outstanding and 10,000,000 authorized shares of preferred stock, none of which are outstanding (all as set forth in the Form 10-K). The Shares, upon issuance, will represent less than ten percent (10%) of the issued and outstanding shares of Common Stock. The Company has not issued any capital stock since the date of filing of the Form 10-K with the SEC, other than pursuant to the exercise or settlement of equity awards under the Company’s equity incentive plans, the issuance of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of filing of its Form 10-K with the SEC. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except for awards outstanding or reserved for issuance under the Company’s equity incentive plans, the warrants disclosed in the Form 10-K and the convertible notes disclosed in the Form 10-K, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Shares, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Common Stock or Common Stock Equivalents. The issuance and sale of the Common Stock will not obligate the Company or any Subsidiary to issue Common Stock or other securities to any Person (other than the Purchasers). There are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of the Shares. Except for awards outstanding or reserved for issuance under the Company’s equity incentive plans, the warrants disclosed in the Form 10-K and the convertible notes disclosed in the Form 10-K, there are no outstanding securities or instruments of the Company or any Subsidiary with any provision that adjusts the exercise, conversion, exchange or reset price of such security or instrument upon an issuance of securities by the Company or any Subsidiary. Except for the convertible notes disclosed in the Form 10-K, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. Except for the Company’s equity incentive plans, the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued pursuant to registration under, or applicable exemptions from the registration requirements of, U.S. federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of the stockholders or the Board of Directors is required for the issuance and sale of the Common Stock. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act since January 1, 2020 (the foregoing materials, as amended, including the exhibits thereto and documents incorporated by reference therein, together with the Prospectus and the Prospectus Supplement, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The consolidated financial statements of the Company incorporated by reference in the Registration Statement comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing or as amended or corrected in a subsequent filing. Such financial statements have been prepared in accordance, in all material respects, with United States generally accepted accounting principles (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods presented, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(i) Material Changes; Undisclosed Events, Liabilities or Developments. Since December 30, 2020, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) fees, expenses and other liabilities incurred in connection with the transactions contemplated hereby, (B) trade payables and other expenses incurred in the ordinary course of business consistent with past practice and (C) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans or the exercise of Common Stock Equivalents. The Company does not have pending before the SEC any request for confidential treatment of information.

(j) Litigation. There is no action, suit, inquiry, notice of violation, Proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any Governmental Authority (federal, state, county, local or foreign) (collectively, an “Action”). No Action (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company.

(k) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been (during the preceding five years) in violation of any Applicable Laws, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment, labor matters, and Health Care Laws, except in each case as could not reasonably be expected to have or result in a Material Adverse Effect.

(l) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof and as of the Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.

(n) Certain Fees. Except as set forth in the Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

(o) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(p) Listing and Maintenance Requirements. The Common Stock is listed on the Principal Market and the issuance and sale of the Shares by the Company as contemplated in this Agreement does not contravene the rules and regulations of the Principal Market other than with respect to the filing of application(s) to, and approval by, the Principal Market for the listing of the Shares for trading thereon in the time and manner required thereby. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company, in the 12 months preceding the date hereof, received any notification that the SEC is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of the Principal Market. The Company is in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

(q) Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or the laws of the State of Delaware that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Shares and the Purchasers’ ownership of the Shares.

(r) Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes material information which is not otherwise disclosed in the Form 10-K. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(s) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of FCPA.

(t) Acknowledgment Regarding Purchasers’ Purchase of the Shares. The Company understands that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Shares. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(u) Acknowledgment Regarding Purchaser’s Trading Activity. It is understood and acknowledged by the Company that: (i) none of the Purchasers has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Shares for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Common Stock, and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Shares are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

(v) Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Shares, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Shares, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

(w) Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

(x) Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or Governmental Authority or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless made as of a specific date therein, in which case they shall be accurate as of such date):

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser, and no further consent or authorization is required by such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other Applicable Laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by Applicable Laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by Applicable Laws.

(b) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(c) Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), the Registration Statement and the SEC Reports and has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser understands that nothing in this Agreement, any of the other Transaction Documents or any other materials presented by the Company to such Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice.

The Company acknowledges and agrees that neither the representations of any Purchaser contained in this Section 3.2 nor any due diligence, inquiry or investigation by such Purchaser shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations, warranties, covenants and agreements contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Securities Laws Disclosure; Publicity. The Company shall by the Disclosure Time, file a Form 8-K with the SEC disclosing the material terms of the transactions contemplated hereby and attaching this Agreement (without redaction) as an exhibit thereto. The Company represents and warrants to each of the Purchasers that, from and after the filing of such Form 8-K, the Company shall have publicly disclosed all material, non-public information delivered or made available to any of the Purchasers by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents or otherwise prior to such filing. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Purchasers or any of their Affiliates on the other hand, shall terminate. The Company and each Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor any Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of any Purchaser, or without the prior consent of each Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.2 Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in each case by virtue of receiving the Shares under the Transaction Documents.

4.3 Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to Section 4.1, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto such Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates delivers any material, non-public information to a Purchaser without such Purchaser’s consent or to the extent the Company fails to publicly disclose any material, non-public information as required by Section 4.1, the Company hereby acknowledges and agrees that such Purchaser shall not have any duty of trust of confidence to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates not to trade in any securities while aware of, such material, non-public information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

4.4 Use of Proceeds. The Company shall use the net proceeds from the sale of the Share hereunder (i) to pay fees, costs and expenses in connection with the transactions contemplated hereby, and (ii) for working capital purposes, expanding existing businesses or acquiring or investing in businesses, debt reduction or debt refinancing, capital expenditures and other general corporate purposes.

ARTICLE V.

MISCELLANEOUS

5.1 Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other parties, if the Closing has not been consummated on or before the fifth (5th) Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

5.2 Fees and Expenses. On the Closing Date, the Company shall reimburse the Purchasers for their fees and expenses (including reasonable legal fees and expense) incurred by them in connection with the negotiation of, and entry into, this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to the Purchasers.

5.3 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Prospectus and the Prospectus Supplement, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, representations, warranties and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the time of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Xeris Pharmaceuticals, Inc. 180 N. LaSalle Street, Suite 1600 Chicago, Illinois 60601 Attn: Legal Department

With a copy to (which shall not be deemed to constitute notice):	Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Email: JTheis@goodwinlaw.com Attn: Joseph C. Theis

If to either Purchaser:	c/o Deerfield Management Company, L.P. 345 Park Avenue South New York, NY 10010 E-mail: dclark@deerfield.com Attn: David J. Clark

With a copy to (which shall not be deemed to constitute notice):	Katten Muchin Rosenman LLP 525 West Monroe Street Chicago, Il 60661 Email: mark.wood@katten.com Attn: Mark D. Wood

5.5 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed by the Company and the Purchasers, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.8.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.    If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

5.10 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.12 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.14 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. Unless the context otherwise requires, (a) all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, and (c) the use of the word “including” or “includes” in this Agreement shall be by way of example rather than limitation.

5.15 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COMPANY:		PURCHASERS:

XERIS PHARMACEUTICALS, INC.		DEERFIELD PRIVATE DESIGN FUND III, L.P.

By:	/s/ Barry Deutsch	By: Deerfield Mgmt III, L.P., its General Partner
Name: Title:	Barry Deutsch Chief Financial Officer	By: J.E. Flynn Capital III, LLC, its General Partner

By: /s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PARTNERS, L.P.

By: Deerfield Mgmt, L.P., its General Partner

By: J.E. Flynn Capital, LLC, its General Partner

By: /s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

Exhibit 1

	Subscription Amount	Shares
DEERFIELD PRIVATE DESIGN FUND III, L.P.	$15,001,200	3,641,068
DEERFIELD PARTNERS, L.P.	$11,998,800	2,912,330